Exhibit 10.1

CONSENT, SIXTH AMENDMENT AND WAIVER TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT, SIXTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 29, 2018 by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation (“PPPI”), POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company (“PIA”), BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company (“Bi-Phase”; Parent, PPPI, PIA and Bi-Phase are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), and each of the parties listed on the signature pages hereto as Loan Parties (together with Parent and Borrowers, collectively, jointly and severally, “Loan Parties” and each, individually, a “Loan Party”).

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of June 28, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Events of Default may occur under Section 8.2 of the Credit Agreement as a result of Borrowers’ failure to deliver the annual audited financial statements of Parent and its Subsidiaries for the fiscal years ended December 31, 2016 and December 31, 2017 within 90 days after the end of the fiscal year ended December 31, 2017 as required under Section 5.1 of the Credit Agreement and clause (g) of Schedule 5.1 to the Credit Agreement (the “Potential Events of Default”);

WHEREAS, Borrowers have notified Agent that Parent desires to consummate the Specified Acquisition (as defined in that certain Fifth Amendment Side Letter dated as of October 3, 2017 by Borrowers in favor of Agent (the “Fifth Amendment Side Letter”)); and

WHEREAS, Borrowers, Agent and Lenders have agreed to waive the Potential Events of Default, consent to the Specified Acquisition and modify the Credit Agreement subject to the terms and provisions hereof;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Consent. Subject to the satisfaction of the conditions set forth in Section 7 below and in reliance upon the representations and warranties of Borrowers set forth in Section 8 below, Lenders hereby consent to the consummation of the Specified Acquisition in accordance with the Specified Purchase Agreement (as defined in the Fifth Amendment Side Letter) so long as (x) the Specified Acquisition is consummated on or prior to May 31, 2018, (y) after giving effect to the consummation of the Specified Acquisition, Excess Availability is not less than $1,000,000 and (z) the Purchase Price does not exceed $6,000,000 plus the issuance of a $750,000 letter of credit. This is a limited consent and shall not be deemed to constitute a consent to any other modification of the Loan Documents, and shall not be deemed to prejudice any right or rights which Agent or the Lenders may now have or may have in the future under or in connection with any Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

3. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 7 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 8 below, the Credit Agreement is amended as follows:

(a) The definition of “Availability Block” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

“Availability Block” means (x) on and prior to September 30, 2018, an amount equal to the greater of $6,500,000 and 10% of the Borrowing Base, but not more than $7,500,000 and (y) at any time thereafter, an amount equal to 12% of the Maximum Revolver Amount.

(b) Clause (f) of the definition of “Eligible Accounts” set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent and the aggregate amount of such Accounts covered by such letters of credit does not exceed $5,000,000; provided, however, that such Accounts not supported by a letter of credit shall not be excluded from Eligible Accounts in an aggregate amount not to exceed $6,000,000 as a result of this clause (f) to the extent that the Account Debtor is Hyundai Group, Doosan Corporation, Anhui Heli Co., Ltd., GE Oil and Gas Australia, Enerflex Australia, Dover Australia, non-United States subsidiaries of Hyster-Yale Materials Handling or Oil Lift Australia,

(c) Clause (i) of the definition of “Eligible Accounts” set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed 30% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts (or (x) if the Account Debtor is Freightliner Trucks (a division of Daimler Trucks North America LLC), Bandit Industries, Inc., Kohler Co., or Mitsubishi-Caterpillar Forklifts of America, Inc., 25% of all Eligible Accounts (y) if the Account Debtor is Navistar, 30% of all Eligible Accounts and (z) if the Account Debtor is Hyster-Yale Materials Handling, 35% of all Eligible Accounts), to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(d) The definition of “Maturity Date” set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means the earliest of (a) March 31, 2021 and (b) 60 days prior to the final maturity of the Notes Debt.

(e) The definition of “Maximum Revolver Amount” set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maximum Revolver Amount” means $75,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of the Agreement.

4. Waiver. Subject to the satisfaction of the conditions set forth in Section 7 below and in reliance upon the representations and warranties set forth in Section 8 below, Agent and Lenders hereby waive the Potential Events of Default. For the avoidance of doubt, the foregoing waivers shall not be deemed to be a waiver of any other existing or hereafter arising Defaults or Events of Default or any other deviation from the express terms of the Credit Agreement or any other Loan Document. This is a limited waiver and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

5. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

6. Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Loan Parties in all respects.

7. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Agent;

(b) Agent shall have received each of the additional documents, instruments and agreements listed on the closing checklist attached hereto as Annex A;

(c) Borrowers shall have paid to Agent the First Closing Fee Installment (as defined below);

(d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(e) No Default or Event of Default shall have occurred and be continuing.

8. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a) All representations and warranties contained in the Credit Agreement (other than Sections 4.8 and 4.12 with respect to the facts and circumstances set forth in the RSM Letter) and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b) No Default or Event of Default has occurred and is continuing; and

(c) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

9. Miscellaneous.

(a) Other Agreement. Borrowers, Agent and Lenders agree that the Obligations shall continue to bear interest at a per annum rate equal to 1 percentage point above the per annum rate otherwise applicable under the Credit Agreement until (x) Borrowers deliver to Agent audited financial statements for the fiscal years ending December 31, 2016 and ending December 31, 2017 and the financial statements for the fiscal quarter ending March 31, 2018, each as required under Schedule 5.1 to the Credit Agreement, and (y) Loan Parties and their Subsidiaries have completed all filings then required to be made with the SEC.

(b) Amendment Fee. In consideration of entering into this Amendment, Borrowers shall pay to Agent, for the benefit of each Lender, a closing fee equal to $750,000, which fee shall be fully earned as of the date hereof and shall be payable and non-refundable as follows: $375,000 on the date hereof (“First Closing Fee Installment”) and $375,000 on March 29, 2019.

(c) Expenses. Borrowers agree to pay on demand all Lender Group Expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Credit Agreement.

(d) Governing Law. This Amendment shall be a contract made under and governed by, and construed in accordance with the internal laws of the State of Illinois.

(e) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e. “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

10. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known as of the date of this Amendment, both at law and in equity, which each Loan Party, or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:	POWER SOLUTIONS INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title:	Chief Financial Officer

PROFESSIONAL POWER PRODUCTS, INC.,
an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title:	Chief Financial Officer

POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title:	Chief Financial Officer

BI-PHASE TECHNOLOGIES, LLC, a Minnesota
limited liability company

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title:	Chief Financial Officer

Signature Page to Consent and Sixth Amendment to Second Amended and Restated Credit Agreement

LOAN PARTIES:	THE W GROUP, INC., a Delaware corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title:	Chief Financial Officer

POWER SOLUTIONS, INC., an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title:	Chief Financial Officer

POWER GREAT LAKES, INC., an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title:	Chief Financial Officer

AUTO MANUFACTURING, INC., an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title:	Chief Financial Officer

TORQUE POWER SOURCE PARTS, INC., an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title:	Chief Financial Officer

Signature Page to Consent and Sixth Amendment to Second Amended and Restated Credit Agreement

POWER PROPERTIES, L.L.C., an Illinois limited liability company

By: The W Group, Inc., as sole managing member

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title:	Chief Financial Officer

POWER PRODUCTION, INC., an Illinois corporation

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title:	Chief Financial Officer

POWER GLOBAL SOLUTIONS, INC., an Illinois corporation

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title:	Chief Financial Officer

PSI INTERNATIONAL, LLC, an Illinois limited liability company

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title:	Chief Financial Officer

XISYNC LLC, an Illinois limited liability company

By: The W Group, Inc., as sole managing member

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title:	Chief Financial Officer

Signature Page to Consent and Sixth Amendment to Second Amended and Restated Credit Agreement

AGENT:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, a national banking association, as Agent, as Lead Arranger, as Book Runner, and as a Lender

	By:	/s/ Brian Hynds
	Name:	Brian Hynds
	Title:	Vice President

Signature Page to Consent and Sixth Amendment to Second Amended and Restated Credit Agreement

ANNEX A

CLOSING CHECKLIST

Loans by

Wells Fargo Bank, N.A.,

as Administrative Agent and Lender

to

Power Solutions International, Inc. and certain of its Affiliates

Consent and Sixth Amendment to

Second Amended and Restated Credit Agreement

Closing Date: March 29, 2018

I.	Parties:

A.	Wells Fargo Bank, N.A. (“WF”), as Administrative Agent (“Administrative Agent”)
10 South Wacker Drive, 13th Floor
Chicago, Illinois 60606

B.	Power Solutions International, Inc. (“Parent”)
Professional Power Products, Inc. (“Power Products”)
Powertrain Integration Acquisition, LLC (“PI Acquisition”)
Bi-Phase Technologies, LLC (“Bi-Phase”; together with Parent, Power Products, and PI
Acquisition, the “Borrowers”, and each, a “Borrower”)

The W Group, Inc. (“W Group”)
Power Solutions, Inc. (“PSI”)
Power Great Lakes, Inc. (“Great Lakes”)
Auto Manufacturing, Inc. (“Auto”)
Torque Power Source Parts, Inc. (“Torque”)
Power Properties, L.L.C. (“Power Properties”)
Power Production, Inc. (“Power Production”)
Power Global Solutions, Inc. (“Power Global”)
PSI International, LLC (“PSI International”)
XISYNC LLC (“XiSync”; together with W Group, PSI, Great Lakes, Auto, Torque, Power Properties, Power Production, Power Global, PSI International, and XiSync, the “Guarantors”, and each, a “Guarantor”)
201 Mittel Drive
Wood Dale, Illinois 60191

The Borrowers and the Guarantors shall be collectively referred to herein as the “Loan Parties”, and each, a “Loan Party”.

II.	Counsel to Parties:

A.	Counsel to Administrative Agent:

Goldberg Kohn Ltd.
55 East Monroe Street, Suite 3300
Chicago, Illinois 60603
Telephone: (312) 201-4000
Telecopy: (312) 332-2196
Attention: Keith G. Radner

B.	Counsel to Loan Parties:

Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Telephone: (212) 318-6000
Telecopy: (212) 319-4090
Attention: Leslie A. Plaskon

III.	Closing Documents:

A.	Loan Documents:

1.	Consent and Sixth Amendment

B.	Corporate Documents Pertaining to each Loan Party:

2.	Omnibus Secretary’s Certificate of Loan Parties with respect to:

Certified Certificates of Incorporation/Formation

Bylaws/Operating Agreements

Resolutions

Incumbency of Officers

3.	Certificates of good standing as set forth on Exhibit A

C.	Other Items:

4.	Opinion of Loan Parties’ counsel re Loan Documents

EXHIBIT A

CERTIFICATES OF GOOD STANDING

Loan Party	Jurisdiction
Power Solutions International, Inc.	Delaware, Illinois
Professional Power Products, Inc.	Illinois, Wisconsin, New York, Pennsylvania
Powertrain Integration Acquisition, LLC	Illinois, Michigan
Bi-Phase Technologies, LLC	Minnesota
The W Group, Inc.	Delaware, Illinois
Power Solutions, Inc.	Illinois
Power Great Lakes, Inc.	Illinois
Auto Manufacturing, Inc.	Illinois
Torque Power Source Parts, Inc.	Illinois
Power Properties, L.L.C.	Illinois
Power Production, Inc.	Illinois
Power Global Solutions, Inc.	Illinois
PSI International, LLC	Illinois
XiSync LLC	Illinois

Exhibit A